UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 21, 2014 (November 20, 2014)
Date of Report (Date of earliest event reported)

ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Oak Lawn Avenue, Dallas, Texas 75219
(Address of principal executive offices) (Zip Code)

(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2014, the common unitholders of Energy Transfer Partners, L.P. (the “Partnership”) approved the Second Amended and Restated Energy Transfer Partners, L.P. 2008 Long-Term Incentive Plan (the “Restated LTIP”). Subject to approval by the common untiholders of the Partnership, the Restated LTIP became effective as of October 2, 2014, the date on which it was approved by the board of directors of Energy Transfer Partners, L.L.C., the general partner of Energy Transfer Partners GP, L.P., which is the general partner of the Partnership.

The Restated LTIP (i) authorizes an additional 5,000,000 common units for delivery with respect to awards under the plan, (ii) adds a prohibition on repricing of unit options and unit appreciation rights without approval of the common unitholders of the Partnership, (iii) extends the term of the plan to October 1, 2024 and (iv) incorporates certain other non-material ministerial changes.

A summary of the Restated LTIP is set forth under the caption “Proposal to Approve the Second Amended and Restated Energy Transfer Partners, L.P. 2008 Long-Term Incentive Plan” in the Partnership’s definitive proxy statement filed with the Securities and Exchange Commission on October 24, 2014 (the “Proxy Statement”) and is incorporated herein by reference. The summary of the Restated LTIP set forth therein does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated LTIP, a copy of which is filed as Exhibit A to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A special meeting of common unitholders of the Partnership was held on November 20, 2014, at which unitholders were asked to consider and vote upon a proposal to approve the Restated LTIP (the “LTIP Proposal”).

Under the New York Stock Exchange Listed Company Manual, the LTIP Proposal required the approval of a majority of votes cast at the special meeting. Votes “for” and “against” and abstentions counted as votes cast.

The number of votes cast with respect to the LTIP Proposal were as follows:

For	Against	Abstain	Broker Non - Votes	Votes For (as % of Vote Cast)
186,364,922	9,113,955	1,395,085	N/A	94.7%

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit
Exhibit 10.1
Second Amended and Restated Energy Transfer Partners, L.P. 2008 Long-Term Incentive Plan (incorporated by reference to Exhibit A to the Definitive Proxy Statement on Schedule 14A filed by the Partnership on October 24, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By:Energy Transfer Partners GP, L.P., its general partner

By:Energy Transfer Partners, L.L.C., its general partner

Date: November 21, 2014	/s/ Martin Salinas, Jr. Martin Salinas, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
Exhibit 10.1
Second Amended and Restated Energy Transfer Partners, L.P. 2008 Long-Term Incentive Plan (incorporated by reference to Exhibit A to the Definitive Proxy Statement on Schedule 14A filed by the Partnership on October 24, 2014).